The Bancorp, Inc. Reports Third Quarter 2010 Financial Results

Wilmington, Delaware – October 21, 2010 - The Bancorp, Inc. ("Bancorp") (NASDAQ: TBBK), a bank holding company, today reported results for the quarter ended September 30, 2010.

Financial Highlights

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Average loans for the third quarter totaled $1.6 billion, an increase of $115 million or 8% over third quarter 2009. Average securities for the third quarter totaled $215 million, an increase of $74 million, or 53% over third quarter 2009.

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Average deposits for the third quarter totaled $2.1 billion, an increase of $456 million or 29% over third quarter 2009, while transaction accounts grew to 95% of total average deposits. The average cost of funds between those respective periods decreased to .71% from .97%.

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Non-interest income, excluding security gains, increased to $4.9 million or 63% over third quarter 2009, reflecting significant increases in prepaid card and merchant acquiring fee income, which includes fees earned for processing merchant credit and debit card and ACH transactions, as well as gains in leasing income.

Betsy Z. Cohen, Bancorp’s Chief Executive Officer, said, “Our net interest income totaled $17 million in the third quarter of 2010, an increase of $1.1 million, or 7% over the third quarter of 2009.  Larger loan and security balances and a lower cost of funds were the drivers behind the increase. Our SBA (Small Business Administration) program is moving forward.  We’ve carefully approved several franchisors and expect the program will add to future loan growth. Although credit costs continued at elevated levels this quarter, total delinquent and non-accrual loans decreased 29% to $26.4 million from $36.9 million on a linked quarter basis.  These loans represented 1.66% of total loans, a decrease from 2.34%.  At quarter end, our non-performing loans represented 1.51% of total loans, their lowest level of the past four quarters.”

Financial Results

Bancorp reported net income available to common shareholders for the three months ended September 30, 2010 of $588,000 or diluted earnings per share of $0.02, based on 26,569,565 weighted average shares, compared to net income available to common shareholders of $787,000 or diluted earnings per share of $0.04, based on 20,411,872 weighted average shares, for the three months ended September 30, 2009.  Core operating earnings increased to $6.12 million for the three months ended September 30, 2010 as compared to $6.07 million for the three months ended September 30, 2009.  The following is a reconciliation of core operating earnings to net income available to common shareholders (for the three month period):

	September 30,	September 30,
	2010	2009

Net income available to common shareholders	$588	$787
Preferred stock dividend and accretion	-	965
Income tax expense	156	818
Other than temporary impairment on securities	135	-
Provision for loan and lease losses and other credit costs	5,241	3,500
Core operating earnings (1)	$6,120	$6,070

(1)
As a supplement to GAAP, Bancorp has provided this non-GAAP performance result. The Bancorp believes that this non-GAAP financial measure is useful because it allows investors to assess its operating performance, specifically its overall earnings capacity.  Other companies may calculate core earnings differently.  Although this non-GAAP financial measure is intended to enhance investors’ understanding of Bancorp’s business and performance, it should not be considered, and is not intended to be, a substitute for GAAP.

Capital Ratios
	Tier 1 capital	Tier 1 capital	Total capital
	to average	to risk-weighted	to risk-weighted
	assets ratio	assets ratio	assets ratio

As of September 30, 2010
The Company	8.67%	12.25%	13.50%
The Bancorp Bank	7.66%	10.84%	12.10%
"Well capitalized" institution (under FDIC regulations)	5.00%	6.00%	10.00%

As of December 31, 2009
The Company	12.68%	15.81%	17.06%
The Bancorp Bank	8.78%	10.97%	12.22%
"Well capitalized" institution (under FDIC regulations)	5.00%	6.00%	10.00%

Balance Sheet Summary

At September 30, 2010, Bancorp's total assets were $2.7 billion, an increase of $618 million or 30% over September 30, 2009. During that period, investments increased to $271 million, an increase of $129 million or 91%; loans increased to $1.6 billion, an increase of $77 million or 5%; and deposits increased to $2.4 billion, an increase of $650 million or 37%.

Conference Call Webcast

You may access the LIVE webcast of Bancorp's Quarterly Earnings Conference Call at 9:30 AM EDT Friday, October 22, 2010 by clicking on the webcast link on Bancorp's homepage at www.thebancorp.com. Or, you may dial 866.783.2137 using access code 26773182.  You may listen to the replay of the webcast following the live call on Bancorp's investor relations website or telephonically until Friday, October 29, 2010 by dialing 888.286.8010, access code 49608171.

About Bancorp

The Bancorp, Inc. is a bank holding company that operates The Bancorp Bank, an FDIC-insured commercial bank that delivers a full array of financial services and products both directly and through private-label affinity programs nationwide.  The Bancorp Bank’s regional community bank operations serve the needs of small and mid-size businesses and their principals in the Philadelphia-Wilmington region.

Forward Looking Statements

Statements in this earnings release regarding The Bancorp, Inc.’s business which are not historical facts are "forward-looking statements" that involve risks and uncertainties. These statements may be identified by the use of forward-looking terminology, including but not limited to the words “may,” “believe,” “will,” “expect,” “look,” “anticipate,” “estimate,” “continue,” or similar words.  For further discussion of the risks and uncertainties to which these forward-looking statements may be subject, see The Bancorp, Inc.’s filings with the SEC, including the “Risk Factors” sections of The Bancorp Inc.’s filings. These risks and uncertainties could cause actual results to differ materially from those projected in the forward-looking statements. The forward-looking statements speak only as of the date of this presentation. The Bancorp, Inc. does not undertake to publicly revise or update forward-looking statements in this presentation to reflect events or circumstances that arise after the date of this presentation, except as may be required under applicable law.

The Bancorp, Inc. Contact
Andres Viroslav
215-861-7990
andres.viroslav@thebancorp.com

The Bancorp, Inc.
Financial highlights
(unaudited)

Condensed income statement
	Three months ended		Nine months ended
	September 30,		September 30,
	2010	2009	2010	2009
	(dollars in thousands except per share data)		(dollars in thousands except per share data)

Net interest income	$17,050	$15,975	$50,019	$46,860
Provision for loan and lease losses	5,121	3,500	15,075	9,000
Non-interest income
Gain and losses on securities	2	-	1,221	670
Other non-interest income	4,918	3,008	14,152	9,304
Total non-interest income	4,920	3,008	15,373	9,974
Non-interest expense
Loss on other real estate owned	22	-	22	1,700
Other non-interest expense	16,083	12,913	45,528	39,834
Total non-interest expense	16,105	12,913	45,550	41,534
Net income before income tax expense	744	2,570	4,767	6,300
Income tax expense	156	818	1,586	2,231
Net income	588	1,752	3,181	4,069
Less preferred stock dividends	-	(565)	(433)	(1,728)
Less preferred stock accretion	-	(400)	(5,809)	(1,066)
Net income (loss) available to common shareholders	$588	$787	$(3,061)	$1,275

Basic earnings (loss) per share	$0.02	$0.04	$(0.12)	$0.08

Diluted earnings (loss) per share	$0.02	$0.04	$(0.12)	$0.08
Weighted average shares - basic	26,181,281	19,731,274	26,181,281	16,305,299
Weighted average shares - diluted	26,569,565	20,411,872	26,181,281	16,874,599

Balance sheet
	September 30,	June 30,	December 31,	September 30,
	2010	2010	2009	2009
Assets:
Cash and cash equivalents
Cash and due from banks	$164,948	$92,620	$135,246	$133,453
Interest bearing deposits	584,857	171,054	219,213	1,033
Federal funds sold	-	-	-	210,506
Total cash and cash equivalents	749,805	263,674	354,459	344,992

Investment securities, available-for-sale, at fair value	249,342	208,080	93,478	117,839
Investment securities, held-to-maturity	21,354	21,496	21,468	23,549
Loans, net of deferred costs	1,590,507	1,576,525	1,523,722	1,513,131
Allowance for loan and lease losses	(21,798)	(22,336)	(19,123)	(18,436)
Loans, net	1,568,709	1,554,189	1,504,599	1,494,695
Premises and equipment, net	8,602	8,229	7,942	7,740
Accrued interest receivable	8,396	8,483	7,722	7,708
Intangible assets, net	9,255	9,505	10,005	10,255
Other real estate owned	225	459	459	-
Deferred tax asset, net	19,434	20,258	20,875	22,220
Other assets	24,554	29,497	22,527	12,036
Total assets	$2,659,676	$2,123,870	$2,043,534	$2,041,034

Liabilities:
Deposits
Demand (non-interest bearing)	$1,402,538	$827,268	$661,383	$917,411
Savings, money market and interest checking	1,001,959	903,599	850,306	760,568
Time deposits	9,218	1,178	125,255	71,000
Time deposits, $100,000 and over	8,672	149,562	17,565	23,350
Total deposits	2,422,387	1,881,607	1,654,509	1,772,329

Securities sold under agreements to repurchase	9,429	7,552	2,588	696
Short-term borrowings	-	-	100,000	-
Accrued interest payable	109	165	362	322
Subordinated debenture	13,401	13,401	13,401	13,401
Other liabilities	12,918	17,367	27,471	7,742
Total liabilities	$2,458,244	$1,920,092	$1,798,331	$1,794,490

Shareholders' equity:
Preferred stock - authorized 5,000,000 shares, Series A, $0.01 par value; 0 shares issued and outstanding at September 30, 2010 and 2009;	-	-	-	-
Series B, $1,000 liquidation value, 0 and 45,220 shares issued and outstanding at September 30, 2010 and 2009, respectively	-	-	39,411	39,010
Common stock - authorized, 50,000,000 shares of $1.00 par value; 26,181,281 shares issued and outstanding at September 30, 2010 and 2009	26,181	26,181	26,181	26,181
Additional paid-in capital	192,492	197,027	196,875	196,827
Accumulated deficit	(20,236)	(20,824)	(17,175)	(16,242)
Accumulated other comprehensive (loss) gain	2,995	1,394	(89)	768
Total shareholders' equity	201,432	203,778	245,203	246,544

Total liabilities and shareholders' equity	$2,659,676	$2,123,870	$2,043,534	$2,041,034

Average balance sheet and net interest income
	Three months ended September 30, 2010			Three months ended September 30, 2009
(Dollars in thousands)	Average		Average	Average		Average
Assets:	Balance	Interest	Rate	Balance	Interest	Rate
Interest-earning assets:
Loans net of unearned discount	$1,581,924	$18,406	4.65%	$1,466,921	$18,021	4.91%
Leases – non-taxable	1,284	14	4.36%	-	-	0.00%
Investment securities-taxable	159,617	1,641	4.11%	102,050	1,423	5.58%
Investment securities-nontaxable*	55,819	784	5.62%	38,892	623	6.41%
Interest bearing deposits at Federal Reserve Bank	325,513	176	0.22%	1,651	-	0.00%
Federal funds sold	-	-	0.00%	119,816	116	0.39%
Net interest-earning assets	2,124,157	21,021	3.96%	1,729,330	20,183	4.67%

Allowance for loan and lease losses	(23,003)			(18,204)
Other assets	198,535			151,894
	$2,299,689			$1,863,020

Liabilities and Shareholders' Equity:
Deposits:
Demand (non-interest bearing)	$992,474	$395	0.16%	$678,131	$119	0.07%
Interest bearing deposits
Interest checking	660,094	2,055	1.25%	373,383	1,540	1.65%
Savings and money market	294,171	878	1.19%	398,841	1,647	1.65%
Time	105,197	142	0.54%	145,833	407	1.12%
Total interest bearing deposits	1,059,462	3,075	1.16%	918,057	3,594	1.57%
Total deposits	2,051,936	3,470	0.68%	1,596,188	3,713	0.93%

Short-term Borrowings	11,576	17	0.59%	31,815	59	0.74%
Repurchase agreements	9,424	5	0.21%	1,985	5	1.01%
Subordinated debt	13,401	218	6.51%	13,401	219	6.54%
Net interest bearing liabilities	1,093,863	3,315	1.21%	965,258	3,877	1.61%
Total cost of funds	2,086,337	3,710	0.71%	1,643,389	3,996	0.97%

Other liabilities	9,617			8,449
Total Liabilities	2,095,954			1,651,838

Shareholders' equity	203,735			211,182
	$2,299,689			$1,863,020
Net interest income on tax equivalent basis*		17,311			16,187

Tax equivalent adjustment		261			212

Net interest income		$17,050			$15,975
Net interest margin *			3.26%			3.74%

* Full taxable equivalent basis to be comparable to the interest income of all other categories, using a 34% statutory tax rate

Average balance sheet and net interest income
	Nine months ended September 30, 2010			Nine months ended September 30, 2009
(Dollars in thousands)	Average		Average	Average		Average
Assets:	Balance	Interest	Rate	Balance	Interest	Rate
Interest-earning assets:
Loans net of unearned discount	$1,557,950	$54,693	4.68%	$1,464,809	$54,408	4.95%
Leases – non-taxable	497	15	4.02%	-	-	0.00%
Investment securities-taxable	154,632	4,651	4.01%	106,385	3,960	4.96%
Investment securities-nontaxable*	39,649	1,890	6.36%	22,329	1,109	6.62%
Interest bearing deposits at Federal Reserve Bank	326,562	610	0.25%	1,937	5	0.34%
Federal funds sold	-	-	0.00%	80,445	235	0.39%
Net interest-earning assets	2,079,290	61,859	3.97%	1,675,905	59,717	4.75%

Allowance for loan and lease losses	(21,335)			(18,519)
Other assets	182,135			152,475
	$2,240,090			$1,809,861

Liabilities and Shareholders' Equity:
Deposits:
Demand (non-interest bearing)	$982,437	$894	0.12%	$632,200	$310	0.07%
Interest bearing deposits
Interest checking	601,011	6,075	1.35%	347,253	4,250	1.63%
Savings and money market	313,779	3,098	1.32%	388,308	4,661	1.60%
Time	82,544	394	0.64%	177,267	2,291	1.72%
Total interest bearing deposits	997,334	9,567	1.28%	912,828	11,202	1.64%
Total deposits	1,979,771	10,461	0.70%	1,545,028	11,512	0.99%

Short-term Borrowings	16,562	81	0.65%	49,969	279	0.74%
Repurchase agreements	7,461	19	0.34%	2,369	21	1.18%
Subordinated debt	13,211	648	6.54%	13,401	668	6.65%
Net interest bearing liabilities	1,034,568	10,315	1.33%	978,567	12,170	1.66%
Total cost of funds	2,017,005	11,209	0.74%	1,610,767	12,480	1.03%

Other liabilities	9,916			7,394
Total Liabilities	2,026,921			1,618,161

Shareholders' equity	213,169			191,700

	$2,240,090			$1,809,861
Net interest income on tax equivalent basis*		50,650			47,237

Tax equivalent adjustment		631			377

Net interest income		$50,019			$46,860
Net interest margin *			3.25%			3.76%

* Full taxable equivalent basis to be comparable to the interest income of all other categories, using a 34% statutory tax rate

Allowance for loan and lease losses:	Nine months ended		Year ended
	September 30,	September 30,	December 31,
	2010	2009	2009

Balance in the allowance for loan and lease losses at beginning of period	$19,123	$17,361	$17,361

Loans charged-off:
Commercial	11,695	4,783	6,314
Construction	565	3,080	4,546
Lease financing	-	49	49
Residential mortgage	760	-	328
Consumer	372	124	127
Total	13,392	8,036	11,364

Recoveries:
Commercial	206	53	53
Construction	28	18	32
Lease financing	10	27	27
Residential mortgage	742	12	12
Consumer	6	1	2
Total	992	111	126
Net charge-offs	12,400	7,925	11,238
Provision charged to operations	15,075	9,000	13,000

Balance in allowance for loan and lease losses at end of period	$21,798	$18,436	$19,123
Net charge-offs/average loans	0.80%	0.54%	0.76%

Loan portfolio:	September 30,	June 30,	December 31,	September 30,
	2010	2010	2009	2009
	Amount	Amount	Amount	Amount

Commercial	$409,697	$403,320	$402,232	$394,316
Commercial mortgage (1)	580,491	580,542	569,434	562,611
Construction	206,551	207,846	207,184	227,226
Total commercial loans	1,196,739	1,191,708	1,178,850	1,184,153
Direct financing leases	103,278	96,319	78,802	81,097
Residential mortgage	93,833	95,542	85,759	75,413
Consumer loans and others	193,968	190,729	178,608	170,238
	1,587,818	1,574,298	1,522,019	1,510,901
Unamortized costs (fees)	2,689	2,227	1,703	2,230
Total loans, net of unamortized fees and costs	$1,590,507	$1,576,525	$1,523,722	$1,513,131

Supplemental loan data :
Construction 1-4 family	95,905	102,730	100,088	119,752
Construction commercial, acquisition and development	110,646	105,116	107,096	107,474
	$206,551	$207,846	$207,184	$227,226
(1) At September 30, 2010 our owner-occupied loans amounted to $119 million, or 21%, of our commercial mortgages.

	September 30,	June 30,	December 31,	September 30,
	2010	2010	2009	2009
Asset quality ratios:
Nonperforming loans to total loans (1)	1.51%	1.82%	1.66%	1.77%
Nonperforming assets to total assets (1)	0.91%	1.37%	1.26%	1.31%
Allowance for loan and lease losses to total loans	1.37%	1.42%	1.26%	1.22%

Nonaccrual loans	$19,640	$18,193	$12,270	$11,776
Total nonperforming loans	19,640	18,193	12,270	11,776
Other real estate owned	225	459	459	-
Total nonperforming assets	$19,865	$18,652	$12,729	$11,776

Loans 90 days past due still accruing interest	$4,352	$10,529	$12,994	$15,012

(1) Nonperforming loans include nonaccrual and restructured loans.
Loans 90 days past due and still accruing interest are also included in these ratios.

	Three months ended		Nine months ended
	September 30,		September 30,
	2010	2009	2010	2009
Selected operating ratios:
Return on average assets	0.10%	0.38%	0.19%	0.30%
Return on average equity	1.15%	3.32%	1.98%	2.83%
Net interest margin	3.26%	3.74%	3.25%	3.76%
Efficiency ratio (1)	73.21%	68.20%	70.95%	74.08%
Book value per share (2)	$ 7.69	$ 7.69	$ 7.69	$ 7.69

(1) Excludes loss on other real estate owned in 2009.
(2) Excludes Series B Preferred Shares issued to the US Treasury and the associated book value.